UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Fund Investors Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31,

Date of reporting period: February 28, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 28, 2009

Legg Mason Partners

Aggressive Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there continued to be speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting

Legg Mason Partners Aggressive Growth Fund	I

Letter from the chairman continued

period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

The U.S. stock market was extremely volatile and generated very poor results during the six months ended February 28, 2009. Aside from a modest gain in December 2008, the market fell sharply in each of the other five months of the reporting period. There was no shortage of factors driving the market lower, including the rapidly weakening global economy, the ongoing credit crisis, turmoil in the financial markets and plunging corporate profits. All told, the overall stock market, as measured by the S&P 500 Indexiv (the

II	Legg Mason Partners Aggressive Growth Fund

“Index”) returned -41.82% during the six months ended February 28, 2009. As of that date, the Index had fallen more than 50% since its peak in October 2007.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting significant losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned -42.25%, -46.79% and -46.91%, respectively, during the six-month period ended February 28, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned -40.43% and -44.91%, respectively.

Performance review

For the six months ended February 28, 2009, Class A shares of Legg Mason Partners Aggressive Growth Fund, excluding sales charges, returned -43.55%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned -40.43% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned -41.56% over the same time frame.

PERFORMANCE SNAPSHOT as of February 28, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Aggressive Growth Fund — Class A Shares	-43.55%
Russell 3000 Growth Index	-40.43%
Lipper Multi-Cap Growth Funds Category Average[1]	-41.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -43.78%, Class C shares returned -43.70%, Class FI shares returned -43.45%, Class R shares returned -43.56%, Class I shares returned -43.40% and Class IS shares returned -43.38% over the six months ended February 28, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated December 15, 2008, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.21%, 2.03%, 1.81%, 0.97%, 1.29%, 0.71% and 0.72%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 538 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Aggressive Growth Fund	III

Letter from the chairman continued

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

IV	Legg Mason Partners Aggressive Growth Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 27, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Aggressive Growth Fund	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2008 and held for the six months ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(43.55)%	$1,000.00	$564.50	1.34%	$5.20
Class B	(43.78)	1,000.00	562.20	2.13	8.25
Class C	(43.70)	1,000.00	563.00	1.88	7.29
Class FI	(43.45)	1,000.00	565.50	1.02	3.96
Class R	(43.56)	1,000.00	564.40	1.40	5.43
Class I	(43.40)	1,000.00	566.00	0.82	3.18
Class IS	(43.38)	1,000.00	566.20	0.76	2.95

[1]	For the six months ended February 28, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.15	1.34%	$6.71
Class B	5.00	1,000.00	1,014.23	2.13	10.64
Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class FI	5.00	1,000.00	1,019.74	1.02	5.11
Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class I	5.00	1,000.00	1,020.73	0.82	4.11
Class IS	5.00	1,000.00	1,021.03	0.76	3.81

[1]	For the six months ended February 28, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2009

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 100.4%
CONSUMER DISCRETIONARY — 14.8%
	Internet & Catalog Retail — 0.3%
3,966,300	Liberty Media Holding Corp., Interactive Group, Series A Shares*	$12,850,812
	Media — 14.4%
77,060	Ascent Media Corp., Class A Shares*	1,807,057
8,813,800	Cablevision Systems Corp., New York Group, Class A Shares	114,491,262
786,900	CBS Corp., Class B Shares	3,360,063
	Comcast Corp.:
1,895,600	Class A Shares	24,756,536
14,219,900	Special Class A Shares	172,771,785
	Discovery Communications Inc.:
770,600	Class A Shares*	11,952,006
770,600	Class C Shares*	11,312,408
	Liberty Global Inc.:
699,831	Series A Shares*	8,586,926
709,748	Series C Shares*	8,438,904
3,673,200	Liberty Media Corp. — Entertainment, Series A Shares*	63,619,824
793,300	Liberty Media Holding Corp., Capital Group, Series A Shares*	4,077,562
786,900	Viacom Inc., Class B Shares*	12,110,391
4,677,400	Walt Disney Co.	78,439,998
997,200	World Wrestling Entertainment Inc., Class A Shares	9,672,840
	Total Media	525,397,562
	Specialty Retail — 0.1%
2,635,700	Charming Shoppes Inc.*	1,844,990
	TOTAL CONSUMER DISCRETIONARY	540,093,364
ENERGY — 19.9%
	Energy Equipment & Services — 9.6%
1,227,000	Core Laboratories NV	92,515,800
2,020,901	National-Oilwell Varco Inc.*	54,018,684
19,349,650	Weatherford International Ltd.*	206,460,765
	Total Energy Equipment & Services	352,995,249
	Oil, Gas & Consumable Fuels — 10.3%
10,735,635	Anadarko Petroleum Corp.	375,210,444
	TOTAL ENERGY	728,205,693
EXCHANGE TRADED FUND — 0.7%
913,800	PowerShares QQQ, Trust Unit, Series 1	25,156,914

See Notes to Financial Statements.

4	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

FINANCIALS — 2.5%
	Capital Markets — 0.4%
1,348,400	Cohen & Steers Inc.	$12,122,116
27,200	Goldman Sachs Group Inc.	2,477,376
	Total Capital Markets	14,599,492
	Diversified Financial Services — 0.2%
1,837,722	Bank of America Corp.	7,259,002
	Thrifts & Mortgage Finance — 1.9%
4,079,600	Astoria Financial Corp.	29,169,140
3,898,300	New York Community Bancorp Inc.	38,398,255
	Total Thrifts & Mortgage Finance	67,567,395
	TOTAL FINANCIALS	89,425,889
HEALTH CARE — 44.9%
	Biotechnology — 28.1%
1,055,800	Alkermes Inc.*	10,642,464
6,074,100	Amgen Inc.*	297,205,713
135,875	AP Pharma Inc.*	84,242
6,868,400	Biogen Idec Inc.*	316,221,136
5,573,320	Genzyme Corp.*	339,582,388
952,000	Isis Pharmaceuticals Inc.*	12,242,720
1,714,200	Vertex Pharmaceuticals Inc.*	51,820,266
	Total Biotechnology	1,027,798,929
	Health Care Equipment & Supplies — 2.9%
3,376,500	Covidien Ltd.	106,933,755
	Health Care Providers & Services — 7.0%
13,000,000	UnitedHealth Group Inc.	255,450,000
	Pharmaceuticals — 6.9%
1,077,376	Anesiva Inc.*	247,796
1,457,900	BioMimetic Therapeutics Inc.*	12,217,202
7,252,600	Forest Laboratories Inc.*	155,495,744
725,720	Teva Pharmaceutical Industries Ltd., ADR	32,352,598
2,865,600	Valeant Pharmaceuticals International*	49,861,440
	Total Pharmaceuticals	250,174,780
	TOTAL HEALTH CARE	1,640,357,464
INDUSTRIALS — 7.8%
	Aerospace & Defense — 4.2%
2,258,875	L-3 Communications Holdings Inc.	152,812,894
	Construction & Engineering — 0.1%
145,850	Fluor Corp.	4,849,513

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

February 28, 2009

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 1.9%
3,376,500	Tyco International Ltd.	$67,698,825
	Machinery — 1.6%
2,529,800	Pall Corp.	60,133,346
	TOTAL INDUSTRIALS	285,494,578
INFORMATION TECHNOLOGY — 9.3%
	Communications Equipment — 1.0%
1,152,943	Arris Group Inc.*	7,056,011
611,972	Nokia Oyj(a)	5,775,623
2,651,628	Nokia Oyj, ADR	24,819,238
	Total Communications Equipment	37,650,872
	Computers & Peripherals — 1.5%
267,700	LaserCard Corp.*	690,666
3,612,700	SanDisk Corp.*	32,189,157
4,917,690	Seagate Technology	21,146,067
	Total Computers & Peripherals	54,025,890
	Electronic Equipment, Instruments & Components — 1.1%
250,000	Dolby Laboratories Inc., Class A Shares*	7,012,500
3,376,500	Tyco Electronics Ltd.	32,009,220
	Total Electronic Equipment, Instruments & Components	39,021,720
	Semiconductors & Semiconductor Equipment — 4.1%
4,514,800	Broadcom Corp., Class A Shares*	74,268,460
1,178,500	Cree Inc.*	23,145,740
953,400	DSP Group Inc.*	5,291,370
2,973,500	Intel Corp.	37,882,390
669,200	Standard Microsystems Corp.*	10,419,444
	Total Semiconductors & Semiconductor Equipment	151,007,404
	Software — 1.6%
997,200	Advent Software Inc.*	27,163,728
1,541,200	Autodesk Inc.*	19,557,828
617,300	Microsoft Corp.	9,969,395
	Total Software	56,690,951
	TOTAL INFORMATION TECHNOLOGY	338,396,837
MATERIALS — 0.5%
	Metals & Mining — 0.5%
457,000	Freeport-McMoRan Copper & Gold Inc., Class B Shares	13,901,939
100,000	Nucor Corp.	3,365,000
	TOTAL MATERIALS	17,266,939
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $3,679,646,531)	3,664,397,678

See Notes to Financial Statements.

6	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 0.0%
	Repurchase Agreement — 0.0%
$1,600,000	Interest in $83,247,000 joint tri-party repurchase agreement dated 2/27/09 with Barclays Capital Inc., 0.270% due 3/2/09; Proceeds at maturity — $1,600,036; (Fully collateralized by U.S. government agency obligations, 5.500% due 12/14/22; Market value — $1,632,009) (Cost — $1,600,000)	$1,600,000
	TOTAL INVESTMENTS — 100.4% (Cost — $3,681,246,531#)	3,665,997,678
	Liabilities in Excess of Other Assets — (0.4)%	(14,483,294)
	TOTAL NET ASSETS — 100.0%	$3,651,514,384

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

February 28, 2009

ASSETS:
Investments, at value (Cost — $3,681,246,531)	$3,665,997,678
Cash	234
Receivable for Fund shares sold	2,291,310
Dividends and interest receivable	2,020,336
Prepaid expenses	119,828
Total Assets	3,670,429,386
LIABILITIES:
Payable for Fund shares repurchased	11,323,023
Transfer agent fees payable	3,408,181
Investment management fee payable	2,287,161
Distribution fees payable	1,481,889
Trustees’ fees payable	245,510
Accrued expenses	169,238
Total Liabilities	18,915,002
TOTAL NET ASSETS	$3,651,514,384
NET ASSETS:
Par value (Note 6)	$650
Paid-in capital in excess of par value	3,923,030,288
Accumulated net investment loss	(14,426,020)
Accumulated net realized loss on investments	(241,841,681)
Net unrealized depreciation on investments	(15,248,853)
TOTAL NET ASSETS	$3,651,514,384
Shares Outstanding:
Class A	30,551,095
Class B	12,434,711
Class C	11,918,003
Class FI	18,918
Class R	100,178
Class I	7,512,620
Class IS	2,454,688
Net Asset Value:
Class A (and redemption price)	$58.38
Class B*	$50.87
Class C*	$51.57
Class FI (and redemption price)	$58.64
Class R (and redemption price)	$58.29
Class I (and redemption price)	$61.58
Class IS (and redemption price)	$61.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$61.94

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2009

INVESTMENT INCOME:
Dividends	$20,179,912
Interest	125,257
Less: Foreign taxes withheld	(68,416)
Total Investment Income	20,236,753
EXPENSES:
Investment management fee (Note 2)	16,560,188
Distribution fees (Note 4)	10,951,789
Transfer agent fees (Note 4)	6,220,542
Trustees’ fees	281,407
Shareholder reports (Note 4)	217,432
Registration fees	64,902
Legal fees	32,800
Insurance	32,369
Audit and tax	25,145
Custody fees	13,748
Miscellaneous expenses	25,675
Total Expenses	34,425,997
NET INVESTMENT LOSS	(14,189,244)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(125,538,291)
Change in Net Unrealized Appreciation/Depreciation From Investments	(2,884,169,907)
NET LOSS ON INVESTMENTS	(3,009,708,198)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,023,897,442)

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited) AND THE YEAR ENDED AUGUST 31, 2008	2009	2008
OPERATIONS:
Net investment loss	$(14,189,244)	$(60,236,269)
Net realized gain (loss)	(125,538,291)	166,415,143
Change in net unrealized appreciation/depreciation	(2,884,169,907)	(1,020,881,754)
Decrease in Net Assets From Operations	(3,023,897,442)	(914,702,880)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	569,657,005	1,427,365,010
Cost of shares repurchased	(1,055,087,684)	(2,674,508,829)
Decrease in Net Assets From Fund Share Transactions	(485,430,679)	(1,247,143,819)
DECREASE IN NET ASSETS	(3,509,328,121)	(2,161,846,699)
NET ASSETS:
Beginning of period	7,160,842,505	9,322,689,204
End of period*	$3,651,514,384	$7,160,842,505
* Includes accumulated net investment loss of:	$(14,426,020)	$(236,776)

See Notes to Financial Statements.

10	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$103.41	$115.36	$109.36	$101.83	$84.33	$78.36
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.16)	(0.58)	(0.69)	(0.64)	(0.63)	(0.71)
Net realized and unrealized gain (loss)	(44.87)	(11.37)	6.69	8.17	18.13	6.68
Total income (loss) from operations	(45.03)	(11.95)	6.00	7.53	17.50	5.97
NET ASSET VALUE, END OF PERIOD	$58.38	$103.41	$115.36	$109.36	$101.83	$84.33
Total return[4]	(43.55)%	(10.36)%	5.49%	7.39%	20.75%	7.62%
NET ASSETS, END OF PERIOD (MILLIONS)	$1,783	$3,358	$4,354	$4,274	$3,677	$2,959
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.34%[5]	1.19%	1.15%[6]	1.13%	1.21%	1.21%
Net expenses	1.34 [5]	1.19	1.15 [6,7]	1.13 [7]	1.21	1.19 [7]
Net investment loss	(0.47)[5]	(0.52)	(0.59)	(0.59)	(0.69)	(0.82)
PORTFOLIO TURNOVER RATE	3%	1%	0%[8]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	11

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$90.48	$101.76	$97.28	$91.33	$76.25	$71.43
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.39)	(1.32)	(1.47)	(1.36)	(1.23)	(1.28)
Net realized and unrealized gain (loss)	(39.22)	(9.96)	5.95	7.31	16.31	6.10
Total income (loss) from operations	(39.61)	(11.28)	4.48	5.95	15.08	4.82
NET ASSET VALUE, END OF PERIOD	$50.87	$90.48	$101.76	$97.28	$91.33	$76.25
Total return[4]	(43.78)%	(11.09)%	4.61%	6.51%	19.78%	6.75%
NET ASSETS, END OF PERIOD (MILLIONS)	$633	$1,316	$1,955	$2,251	$2,326	$2,124
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.13%[5]	2.02%	1.99%[6]	1.95%	2.01%	2.03%
Net expenses	2.13 [5]	2.02	1.98 [6,7]	1.95 [7]	2.01	2.01 [7]
Net investment loss	(1.26)[5]	(1.35)	(1.43)	(1.42)	(1.49)	(1.64)
PORTFOLIO TURNOVER RATE	3%	1%	0%[8]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

12	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$91.60	$102.81	$98.09	$91.94	$76.69	$71.79
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.31)	(1.12)	(1.29)	(1.21)	(1.17)	(1.22)
Net realized and unrealized gain (loss)	(39.72)	(10.09)	6.01	7.36	16.42	6.12
Total income (loss) from operations	(40.03)	(11.21)	4.72	6.15	15.25	4.90
NET ASSET VALUE, END OF PERIOD	$51.57	$91.60	$102.81	$98.09	$91.94	$76.69
Total return[4]	(43.70)%	(10.90)%	4.81%	6.69%	19.89%	6.83%
NET ASSETS, END OF PERIOD (MILLIONS)	$615	$1,255	$1,798	$1,900	$1,782	$1,611
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.88%[5]	1.80%	1.80%[6]	1.80%	1.93%	1.95%
Net expenses	1.88 [5]	1.80	1.80 [6,7]	1.78 [7]	1.93	1.93 [7]
Net investment loss	(1.00)[5]	(1.13)	(1.24)	(1.24)	(1.40)	(1.56)
PORTFOLIO TURNOVER RATE	3%	1%	0%[8]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009[2]	2008	2007[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$103.70	$115.43	$119.97
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.26)	(0.12)
Net realized and unrealized loss	(45.00)	(11.47)	(4.42)
Total loss from operations	(45.06)	(11.73)	(4.54)
NET ASSET VALUE, END OF PERIOD	$58.64	$103.70	$115.43
Total return[4]	(43.45)%	(10.16)%	(3.78)%
NET ASSETS, END OF PERIOD (000s)	$1,109	$2,886	$1,517
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.02%[5]	0.97%	0.99%[5]
Net expenses	1.02 [5]	0.97	0.99 [5]
Net investment loss	(0.16)[5]	(0.24)	(0.29)[5]
PORTFOLIO TURNOVER RATE	3%	1%	0%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	For the period April 30, 2007 (inception date) to August 31, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

14	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009[2]	2008	2007[3,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$103.28	$115.30	$116.16
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.17)	(0.62)	(0.52)
Net realized and unrealized loss	(44.82)	(11.40)	(0.34)
Total loss from operations	(44.99)	(12.02)	(0.86)
NET ASSET VALUE, END OF PERIOD	$58.29	$103.28	$115.30
Total return[5]	(43.56)%	(10.43)%	(0.74)%
NET ASSETS, END OF PERIOD (000s)	$5,840	$7,313	$2,895
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.40%[6]	1.29%	1.23%[6,7]
Net expenses	1.40 [6]	1.29	1.23 [6,7]
Net investment loss	(0.50)[6]	(0.57)	(0.69)[6]
PORTFOLIO TURNOVER RATE	3%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	For the period December 28, 2006 (inception date) to August 31, 2007.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23%.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	15

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007[3]	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$108.79	$120.78	$114.00	$105.71	$87.18	$80.67
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.02	(0.04)	(0.20)	(0.19)	(0.25)	(0.36)
Net realized and unrealized gain (loss)	(47.23)	(11.95)	6.98	8.48	18.78	6.87
Total income (loss) from operations	(47.21)	(11.99)	6.78	8.29	18.53	6.51
NET ASSET VALUE, END OF PERIOD	$61.58	$108.79	$120.78	$114.00	$105.71	$87.18
Total return[4]	(43.40)%	(9.93)%	5.95%	7.84%	21.25%	8.07%
NET ASSETS, END OF PERIOD (MILLIONS)	$463	$1,112	$1,212	$1,798	$1,564	$1,186
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.82%[5]	0.71%	0.72%[6]	0.71%	0.79%	0.80%
Net expenses	0.82 [5]	0.71	0.72 [6,7]	0.70 [7]	0.79	0.78 [7]
Net investment income (loss)	0.05 [5]	(0.04)	(0.16)	(0.17)	(0.27)	(0.40)
PORTFOLIO TURNOVER RATE	3%	1%	0%[8]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

16	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$108.79	$104.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05	0.05
Net realized and unrealized gain (loss)	(47.24)	4.32
Total income (loss) from operations	(47.19)	4.37
NET ASSET VALUE, END OF PERIOD	$61.60	$108.79
Total return[4]	(43.38)%	4.18%
NET ASSETS, END OF PERIOD (000s)	$151,207	$109,509
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.76%	0.72%
Net expenses[5]	0.76	0.72
Net investment income[5]	0.13	0.62
PORTFOLIO TURNOVER RATE	3%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2009 (unaudited).

[3]	For the period August 4, 2008 (inception date) to August 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective September 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$3,665,997,678	$3,658,622,055	$7,375,623	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

20	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2009, LMIS and its affiliates received sales charges of approximately $371,000 on sales of the Fund’s Class A shares. In addition, for the six months ended February 28, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$2,000	$140,000	$17,000

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of February 28, 2009, the Fund had accrued $404 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments were as follows:

Purchases	$127,886,104
Sales	550,950,960

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,093,669,356
Gross unrealized depreciation	(1,108,918,209)
Net unrealized depreciation	$(15,248,853)

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

22	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

For the six months ended February 28, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$2,776,614	$3,861,019	$90,532
Class B	4,159,483	1,587,910	53,701
Class C	3,999,226	540,081	23,424
Class FI	2,144	192	131
Class R	14,322	4,541	10
Class I	—	226,558	32,973
Class IS	—	241	16,661
Total	$10,951,789	$6,220,542	$217,432

5. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended February 28, 2009, the Fund had redemptions-in-kind with total proceeds in the amount of $64,301,054. The net realized gains on these redemptions-in-kind amounted to $44,123,430, which will not be realized for tax purposes and will not result in a taxable distribution to the remaining shareholders of the Fund.

6. Shares of beneficial interest

At February 28, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED FEBRUARY 28, 2009		YEAR ENDED AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,763,320	$196,135,490	4,782,578	$533,178,784
Shares repurchased	(4,689,427)	(332,378,774)	(10,049,559)	(1,119,905,808)
Net decrease	(1,926,107)	$(136,243,284)	(5,266,981)	$(586,727,024)
Class B
Shares sold	526,785	$32,086,546	966,825	$94,410,329
Shares repurchased	(2,634,786)	(165,206,832)	(5,632,671)	(551,211,684)
Net decrease	(2,108,001)	$(133,120,286)	(4,665,846)	$(456,801,355)

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED FEBRUARY 28, 2009		YEAR ENDED AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	476,123	$29,579,732	1,067,708	$106,107,854
Shares repurchased	(2,259,018)	(140,325,228)	(4,853,833)	(480,905,715)
Net decrease	(1,782,895)	$(110,745,496)	(3,786,125)	$(374,797,861)
Class FI
Shares sold	5,727	$436,088	20,910	$2,313,506
Shares repurchased	(14,644)	(969,714)	(6,219)	(686,816)
Net increase (decrease)	(8,917)	$(533,626)	14,691	$1,626,690
Class R
Shares sold	41,771	$2,827,993	70,102	$7,807,136
Shares repurchased	(12,400)	(828,137)	(24,403)	(2,695,191)
Net increase	29,371	$1,999,856	45,699	$5,111,945
Class I
Shares sold	970,320	$71,533,042	4,835,506	$577,517,585
Shares repurchased	(3,677,000)	(330,555,075)	(4,649,210)	(518,191,702)
Net increase (decrease)	(2,706,680)	$(259,022,033)	186,296	$59,325,883
Class IS
Shares sold	2,368,764	$237,058,114	1,015,059 [1]	$106,029,816 [1]
Shares repurchased	(920,654)	(84,823,924)	(8,481)[1]	(911,913)[1]
Net increase	1,448,110	$152,234,190	1,006,578	$105,117,903

[1]	For the period August 4, 2008 (inception date) to August 31, 2008.

7. Capital loss carryforward

On August 31, 2008, the Fund had a net capital loss carryforward of approximately $116,252,317, of which $2,098,915 expires in 2009, $1,117,565 expires in 2011, $84,758 expires in 2014, $2,150,651 expires in 2015 and $110,800,428 expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and

24	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

26	Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Aggressive Growth Fund 2009 Semi-Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

28	Legg Mason Partners Aggressive Growth Fund

Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board noted that the Fund’s ten-year performance was in the the first quintile

Legg Mason Partners Aggressive Growth Fund	29

Board approval of management and subadvisory agreements (unaudited) continued

for funds in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio manager and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the portfolio manager is very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio manager. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

30	Legg Mason Partners Aggressive Growth Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load multi-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and slightly lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was slightly lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time,

Legg Mason Partners Aggressive Growth Fund	31

Board approval of management and subadvisory agreements (unaudited) continued

the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

32	Legg Mason Partners Aggressive Growth Fund

Legg Mason Partners Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02208 4/09 SR09-777

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: May 5, 2009